UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 14, 2021

Enviva Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave.	Suite 1800
Bethesda,	MD	20814
(Address of principal executive offices)		(Zip code)

(301)	657-5560
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Notes
On October 14, 2021, Enviva Partners, LP (“EVA”), a Delaware limited partnership, entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among EVA, Enviva Holdings, LP, a Delaware limited partnership (“Holdings”), Enviva Partners Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of EVA, and the limited partners of Holdings (the “Holdings Limited Partners”) set forth in the Merger Agreement. Pursuant to the terms of the Merger Agreement, (a) EVA acquired (i) all of the limited partner interests in Holdings and (ii) all of the limited liability company interests in Enviva Holdings GP, LLC, a Delaware limited liability company and the general partner of Holdings (“Holdings GP”), and (b) the incentive distribution rights directly held by Enviva MLP Holdco, LLC, a Delaware limited liability company and wholly owned subsidiary of Holdings, were cancelled and eliminated (collectively, the “Drop Merger”).
In consideration for the Drop Merger, EVA issued 16.0 million Common Units to the Holdings Limited Partners. The Drop Merger closed on October 14, 2021. Following the Drop Merger, EVA owns a 100% equity interest in Holdings and Holdings GP. The Merger Agreement includes customary representations and warranties and covenant provisions.
This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Current Report on Form 8-K (the “Initial Report”) filed on October 14, 2021 to provide financial statements of Enviva Holdings, LP and its subsidiaries and the pro forma financial statements of EVA, each as required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Merger Agreement and transactions contemplated thereby.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of Holdings and its subsidiaries as of and for the years ended December 31, 2020 and 2019, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.
The unaudited condensed consolidated financial statements of Holdings as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma consolidated financial statements of EVA as of and for the nine months ended September 30, 2021 and for the years ended December 31, 2020, 2019, and 2018, together with the related unaudited notes to the financial statements, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Ernst & Young LLP.
99.1	Audited Consolidated Financial Statements of Enviva Holdings, LP and Subsidiaries as of and for the years ended December 31, 2020 and 2019, together with the related notes to the financial statements.
99.2
Unaudited Condensed Consolidated Financial Statements of Enviva Holdings, LP and Subsidiaries as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020, together with the related unaudited notes to the financial statements.

99.3
Unaudited Pro Forma Consolidated Financial Statements of Enviva Partners, LP as of and for the nine months ended September 30, 2021 and for the years ended December 31, 2020, 2019, and 2018 together with the related unaudited notes to the financial statements.

104	The cover page from this Current Report on Form 8-K/A, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, as its sole general partner

Date: December 22, 2021	By:	/s/ JASON E. PARAL
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel, and Secretary